                                                        Exhibit 99.4
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                       Chief Financial Officer
-------------------------------------------      -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                 3/20/2002
-------------------------------------------      -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:


/s/ Jessica L. Wilson                                Chief Accounting Officer
-------------------------------------------      -------------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                          3/20/2002
-------------------------------------------      -------------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS-1
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------
                                                        MONTH            MONTH         MONTH
                                      SCHEDULE      ----------------------------------------
ASSETS                                 AMOUNT        January 2002     February 2002
--------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $      40,098   $            0   $            0     $0
--------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                 $   13,222,000   $   17,335,808     $0
--------------------------------------------------------------------------------------------
3.   TOTAL CASH                      $      40,098   $   13,222,000   $   17,335,808     $0
--------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $   9,006,275   $    7,703,775   $    7,703,775     $0
--------------------------------------------------------------------------------------------
5.   INVENTORY                       $  20,429,725   $            0   $            0     $0
--------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                $            0   $            0     $0
--------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                $       32,337   $       71,981     $0
--------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $  21,367,511    ($335,624,097)   ($335,947,601)    $0
--------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $  50,843,609    ($314,665,985)   ($310,836,037)    $0
--------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $ 474,988,760   $  491,719,568   $  468,794,669     $0
--------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                        $  432,773,107   $  421,848,208     $0
--------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $ 474,988,760   $   58,946,461   $   46,946,461     $0
--------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                               $            0   $            0     $0
--------------------------------------------------------------------------------------------
14.  OTHER ASSETS -- NET  OF
     AMORTIZATION (ATTACH  LIST)                     $            0   $            0     $0
--------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                             $            0   $            0     $0
--------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $ 525,832,369    ($255,719,524)   ($263,889,576)    $0
--------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                $       59,699   $      114,008     $0
--------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                   $            0   $            0     $0
--------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                   $            0   $            0     $0
--------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                               $            0   $            0     $0
--------------------------------------------------------------------------------------------
21.  SECURED DEBT                                    $            0   $            0     $0
--------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                              ($152,916,560)   ($156,044,673)    $0
--------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                      ($152,856,861)   ($155,930,665)    $0
--------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------
24.  SECURED DEBT                    $  23,187,921   $   19,560,770   $   19,559,127     $0
--------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $   4,672,323   $            0   $            0     $0
--------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $ 392,188,633   $   16,702,868   $   16,702,868     $0
--------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                             $   75,509,394   $   75,109,394     $0
--------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $ 420,048,877   $  111,773,032   $  111,371,389     $0
--------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $ 420,048,877    ($ 41,083,829)    ($44,559,276)    $0
--------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                      $   16,327,446    $  16,327,446     $0
--------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                 ($230,963,141)   ($235,657,746)    $0
--------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $           0    ($214,635,695)   ($219,330,300)    $0
--------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $ 420,048,877    ($255,719,524)   ($263,889,576)    $0
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS-2
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------
                                            MONTH            MONTH       MONTH
                                          ------------------------------------     QUARTER
REVENUES                                  January 2002   February 2002              TOTAL
---------------------------------------------------------------------------------------------
1.   GROSS REVENUES                       $        0     $    324,100      $0    $    324,100
---------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS            $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
3.   NET REVENUE                          $        0     $    324,100      $0    $    324,100
---------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------
4.   MATERIAL                             $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
5.   DIRECT LABOR                         $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                      $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD             $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
8.   GROSS PROFIT                         $        0     $    324,100      $0    $    324,100
---------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION       $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                  $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE             $    8,679     $     33,568      $0    $     42,247
---------------------------------------------------------------------------------------------
12.  RENT & LEASE                         $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                   ($122,980)    $          0      $0       ($122,980)
---------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES              ($114,301)    $     33,568      $0       ($ 80,733)
---------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                     $  114,301     $    290,532      $0    $    404,833
---------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT.  LIST)    $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT.  LIST)   $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                     $        6     $          9      $0    $         15
---------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION             $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
20.  AMORTIZATION                         $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                  $  201,082     $  7,976,912      $0    $  8,177,994
---------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES          $  201,088     $  7,976,921      $0    $  8,178,009
---------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                    $        0     $    137,955      $0    $    137,955
---------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                    $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $        0     $          0      $0    $          0
---------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES        $        0     $    137,955      $0    $    137,955
---------------------------------------------------------------------------------------------
27.  INCOME TAX                            ($ 34,715)     ($3,129,737)     $0     ($3,164,452)
---------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                     ($ 52,072)     ($4,694,607)     $0     ($4,746,679)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS-3
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

------------------------------------------------------------------------------------
CASH RECEIPTS AND                        MONTH           MONTH       MONTH   QUARTER
                                      ------------------------------------
DISBURSEMENTS                         January 2002   February 2002            TOTAL
------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH            $0              $0          $0        $0
------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------
2.   CASH  SALES                          $0              $0          $0        $0
------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------
3.   PREPETITION                          $0              $0          $0        $0
------------------------------------------------------------------------------------
4.   POSTPETITION                         $0              $0          $0        $0
------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS             $0              $0          $0        $0
------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)       $0              $0          $0        $0
------------------------------------------------------------------------------------
7.   SALE OF ASSETS                       $0              $0          $0        $0
------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                  $0              $0          $0        $0
------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS         $0              $0          $0        $0
------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                       $0              $0          $0        $0
------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                 $0              $0          $0        $0
------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------
12.  NET PAYROLL                          $0              $0          $0        $0
------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                   $0              $0          $0        $0
------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID        $0              $0          $0        $0
------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES            $0              $0          $0        $0
------------------------------------------------------------------------------------
16.  UTILITIES                            $0              $0          $0        $0
------------------------------------------------------------------------------------
17.  INSURANCE                            $0              $0          $0        $0
------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                  $0              $0          $0        $0
------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                     $0              $0          $0        $0
------------------------------------------------------------------------------------
20.  TRAVEL                               $0              $0          $0        $0
------------------------------------------------------------------------------------
21.  ENTERTAINMENT                        $0              $0          $0        $0
------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                $0              $0          $0        $0
------------------------------------------------------------------------------------
23.  SUPPLIES                             $0              $0          $0        $0
------------------------------------------------------------------------------------
24.  ADVERTISING                          $0              $0          $0        $0
------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $0              $0          $0        $0
------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS        $0              $0          $0        $0
------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                    $0              $0          $0        $0
------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                    $0              $0          $0        $0
------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                  $0              $0          $0        $0
------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES        $0              $0          $0        $0
------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                  $0              $0          $0        $0
------------------------------------------------------------------------------------
32.  NET CASH FLOW                        $0              $0          $0        $0
------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                  $0              $0          $0        $0
------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS-4
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------------------------------------------------
                                                     MONTH           MONTH       MONTH
                                       SCHEDULE   ------------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT    January 2002   February 2002
-------------------------------------------------------------------------------------
1.   0-30                                            ($50,248)    $        0     $0
--------------------------------------------------------------------------------------
2.   31-60                                         $  906,962     $  856,714     $0
--------------------------------------------------------------------------------------
3.   61-90                                         $        0     $        0     $0
--------------------------------------------------------------------------------------
4.   91+                                           $6,847,061     $6,847,061     $0
--------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE           $0        $7,703,775     $7,703,775     $0
--------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE               $        0     $        0     $0
--------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)           $0        $7,703,775     $7,703,775     $0
--------------------------------------------------------------------------------------

                                                           MONTH: February 2002
                                                                  --------------

--------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES

--------------------------------------------------------------------------
                            0-30      31-60     61-90     91+
TAXES  PAYABLE              DAYS      DAYS      DAYS      DAYS      TOTAL
--------------------------------------------------------------------------
1.   FEDERAL               $     0   $      0    $  0   $     0   $      0
--------------------------------------------------------------------------
2.   STATE                 $     0   $      0    $  0   $     0   $      0
--------------------------------------------------------------------------
3.   LOCAL                 $     0   $      0    $  0   $     0   $      0
--------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)   $     0   $      0    $  0   $     0   $      0
--------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE   $     0   $      0    $  0   $     0   $      0
--------------------------------------------------------------------------

--------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE      $58,729    ($5,778)   $655   $60,402   $114,008
--------------------------------------------------------------------------

                                                           MONTH: February 2002
                                                                  --------------

----------------------------
STATUS OF POSTPETITION TAXES

------------------------------------------------------------------------------
                                BEGINNING      AMOUNT                 ENDING
                                   TAX      WITHHELD AND/   AMOUNT      TAX
FEDERAL                        LIABILITY*    0R ACCRUED      PAID    LIABILITY
------------------------------------------------------------------------------
1.   WITHHOLDING**                 $0            $0           $0         $0
------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**               $0            $0           $0         $0
------------------------------------------------------------------------------
3.   FICA-EMPLOYER**               $0            $0           $0         $0
------------------------------------------------------------------------------
4.   UNEMPLOYMENT                  $0            $0           $0         $0
------------------------------------------------------------------------------
5.   INCOME                        $0            $0           $0         $0
------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)           $0            $0           $0         $0
------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES           $0            $0           $0         $0
------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------
8.   WITHHOLDING                   $0            $0           $0         $0
------------------------------------------------------------------------------
9.   SALES                         $0            $0           $0         $0
------------------------------------------------------------------------------
10.  EXCISE                        $0            $0           $0         $0
------------------------------------------------------------------------------
11.  UNEMPLOYMENT                  $0            $0           $0         $0
------------------------------------------------------------------------------
12.  REAL PROPERTY                 $0            $0           $0         $0
------------------------------------------------------------------------------
13.  PERSONAL PROPERTY             $0            $0           $0         $0
------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)           $0            $0           $0         $0
------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL           $0            $0           $0         $0
------------------------------------------------------------------------------
16.  TOTAL TAXES                   $0            $0           $0         $0
------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS-5
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: February 2002
                                                                  --------------

--------------------------------------------
BANK RECONCILIATIONS
                                             Account #1          Account #2     Account #3
--------------------------------------------------------------------------------------------------
A.     BANK:                                  Bank One            Bank One
------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                       1559691322          1559691330                  TOTAL
------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                         Deposit            Payroll
--------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                         $0                 $0       $0         $0
--------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                   $0                 $0       $0         $0
--------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                       $0                 $0       $0         $0
--------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                            $0                 $0       $0         $0
--------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                        $0                 $0       $0         $0
--------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN        N/A - Lockbox only    Account closed
--------------------------------------------------------------------------------------------------

---------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------
                                   DATE OF    TYPE OF     PURCHASE   CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER   PURCHASE   INSTRUMENT     PRICE     VALUE
----------------------------------------------------------------------------
7.   N/A
----------------------------------------------------------------------------
8.   N/A
----------------------------------------------------------------------------
9.   N/A
----------------------------------------------------------------------------
10.  N/A
----------------------------------------------------------------------------
11.  TOTAL  INVESTMENTS                                      $0        $0
----------------------------------------------------------------------------

--------------------------------------------
CASH
----------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                  $0
----------------------------------------------------------------------------

----------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                         $0
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS-6
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

                                                           MONTH: February 2002
                                                                  --------------

--------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------
                       INSIDERS
-----------------------------------------------------
                       TYPE OF    AMOUNT   TOTAL PAID
          NAME         PAYMENT     PAID     TO DATE
-----------------------------------------------------
1.   Pete Sanderlin    Salary       $0      $17,200
-----------------------------------------------------
2.   Tom Mealie        Salary       $0      $17,200
-----------------------------------------------------
3.   N/A
-----------------------------------------------------
4.   N/A
-----------------------------------------------------
5.   N/A
-----------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                    $0      $34,400
-----------------------------------------------------

-----------------------------------------------------------------------------------------
                                            PROFESSIONALS
-----------------------------------------------------------------------------------------
                            DATE OF COURT                                        TOTAL
                          ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
            NAME               PAYMENT        APPROVED    PAID     TO DATE     & UNPAID *
-----------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                            $0        $0         $0            $0
-----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------
                   SCHEDULED   AMOUNTS
                    MONTHLY      PAID        TOTAL
                   PAYMENTS     DURING      UNPAID
NAME OF CREDITOR      DUE       MONTH    POSTPETITION
-----------------------------------------------------
1.   GE Capital     $  855     $  859       $0
-----------------------------------------------------
2.   GE Capital     $  784     $  785       $0
-----------------------------------------------------
3.   GE Capital     varies     $    0       $0
-----------------------------------------------------
4.   N/A                       $    0       $0
-----------------------------------------------------
5.   N/A                                    $0
-----------------------------------------------------
6    TOTAL          $1,639     $1,644       $0
-----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL  BASIS-7
--------------------------------------------

--------------------------------------------
CASE  NUMBER: 400-42144                                 02/13/95, RWD, 2/96
--------------------------------------------

                                                           MONTH: February 2002
                                                                  --------------

--------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?            X
-----------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                      X
-----------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                X
-----------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                     X
-----------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                          X
-----------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                    X
-----------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                       X
-----------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                X
-----------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                      X
-----------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                     X
-----------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                               X
-----------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                 X
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still
--------------------------------------------------------------------------------
outstanding. These will be settled upon acceptance/rejection of leases.
--------------------------------------------------------------------------------
Item 4 - Payments made to GE Capital as equipment is in use by other Kitty Hawk
-------------------------------------------------------------------------------
entities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------
INSURANCE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                   X
-----------------------------------------------------------------------
2.   ARE  ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-----------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF
ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS
REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH
ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                     INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------
          TYPE OF                                                      PAYMENT AMOUNT
           POLICY                           CARRIER   PERIOD COVERED    & FREQUENCY
-------------------------------------------------------------------------------------
     See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.           FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                     ACCRUAL BASIS
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                                                     MONTH: February 2002
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
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ACCRUAL BASIS    LINE
FORM NUMBER     NUMBER                          FOOTNOTE / EXPLANATION
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
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6                         All Professional fees related to the Reorganization of the
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                           Company are disbursed out of Kitty Hawk, Inc. (Parent
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                           Company). Refer to Case # 400-42141
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7                         All insurance plans related to the Company are carried
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                           at Kitty Hawk, Inc. (Parent Company). Refer to Case #
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                           400-42141.
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General                   This operation closed in May of 2000. Costs incurred during
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                            April 2001 consisted of costs associated with shut down
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                            procedures and maintaining collateral.
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3                   8     All cash received into the Company cash accounts is swept
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                           each night to Kitty Hawk, Inc. Master Account (see Case
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                           #400-42141).
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3                  31     All disbursements (either by wire transfer or check), including payroll, a
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                           disbursed out of the Kitty Hawk, Inc. controlled disbursement
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                           account.
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4                  6      All assessments of uncollectible accounts receivable are done
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                           at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
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                           are recorded at Inc. and pushed down to Inc.'s subsidiaries
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                           as deemed necessary.
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3                  28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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6               General   The monthly GE Capital payments in the last year of the scheduled payments
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                           are significantly less than payments previously made.
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

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

CASE NAME: Kitty Hawk International, Inc.

CASE  NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                           February 2002
8.  OTHER (ATTACH LIST)                                   $(335,947,601) Reported
                                                          -------------
       Intercompany Receivables                            (350,946,116)
       A/R Senior Noteholders                                    33,608
       Deferred Taxes                                        13,097,746
       A/R Reconciling item                                     109,021
       Note Receivable - Kalitta charters                       500,000
       Deposits - Aircraft                                      360,971
       Deposits - Rent                                          481,774
       Security Deposit                                         415,395
                                                          -------------
                                                           (335,947,601) Detail
                                                          -------------
                                                                     --  Difference

22. OTHER (ATTACH LIST)                                   $(156,044,673) Reported
                                                          -------------
       Accrued income taxes                                (157,105,164)
       Accrued Misc                                             283,406
       Insurance Deposit                                        765,585
       Accrued Fuel                                              11,500
                                                          -------------
                                                           (156,044,673) Detail
                                                          -------------
                                                                     --  Difference

27. OTHER (ATTACH LIST)                                   $  75,109,394  Reported
                                                          -------------
       Deferred Taxes                                        87,246,212
       Accrued Taxes payable                                (18,954,646)
       Aircraft Maintenance Reserves                                  -
       Accrued Fuel expenses                                  5,403,028
       Prepaid Fuel                                          (5,633,963)
       Accrued Salaries/Vacation/Employee Benefits            4,075,349
       Uncleared 4/28/00 Payroll Checks                          66,601
       A/P Other/Accrued/Unrecorded                            (275,816)
       Purchase reserves                                      1,762,176
       Accrued Landing fees/parking/cargo fees                1,646,149
       Various accrued taxes                                  1,313,200
       Other Misc accruals                                   (1,538,896)

                                                          -------------
                                                             75,109,394  Detail
                                                          -------------
                                                                     --  Difference

ACCRUAL BASIS-2

21  NON-OPERATING INCOME (ATT. LIST)                      $   7,976,912  Reported
                                                          -------------
       Interest income on restricted cash investments           (23,088)
       Loss on asset sales                                    8,000,000
                                                          -------------
                                                              7,976,912  Detail
                                                          -------------
                                                                     --  Difference